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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 26, 2005

                             MidSouth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

              Louisiana                   1-11826            72-1020809
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    (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)

       102 Versailles Boulevard, Lafayette, Lousiana             70501
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code    337-237-8343


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 8.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE

        On January 25, 2005, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding the Company's earnings for the quarter ending December, 31, 2004. The Company's earnings release, including financial highlights, is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated January 25, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date   January 26, 2005

                                                           /s/  C. R. Cloutier
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                                                           President & CEO

Exhibit 99.1 Press Release dated January 25, 2005 announcing earnings for the fourth quarter of 2004.